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                                                                       EXHIBIT D

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES

                           ADDITIONAL INVESTMENT RIGHT

         To Purchase $________ principal amount of Secured Debentures of

                           All American Plazas, Inc.

            THIS ADDITIONAL INVESTMENT RIGHT (the "AIR") certifies that, for value received, _____________ (the "HOLDER"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "INITIAL EXERCISE DATE") and on or prior to the close of business on the earlier of the nine month anniversary of the Initial Exercise Date (the "TERMINATION DATE") but not thereafter, to subscribe for and purchase from All American Plazas, Inc., a Pennsylvania corporation (the "COMPANY"), up to $_____________ principal amount of convertible debentures (the "AIR Debenture"). The AIR Debenture shall be in the form of the Debentures issued pursuant to the Purchase Agreement, MUTATIS MUTANDIS.

        SECTION 1. DEFINITIONS. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT"), dated January __, 2006, among the Company and the purchasers signatory thereto.

        SECTION 2.      EXERCISE.

                a) EXERCISE OF AIR. Exercise of the purchase rights represented by this AIR may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and the payment of the

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        aggregate principal amount of the AIR Debentures thereby purchased by wire transfer or cashier's check drawn on a United States bank. Upon exercise of the AIR, the Company shall issue an AIR Debenture with a principal amount equal to the amount paid by the Holder.

                b)      MECHANICS OF EXERCISE.

                                i.      AUTHORIZATION OF AIR DEBENTURE. The
                        Company covenants that its issuance of this AIR shall constitute full authority to its officers who are charged with the duty of executing certificates to execute and issue the necessary certificates for the AIR Debenture upon the exercise of the purchase rights under this AIR. The Company covenants that the AIR Debenture which may be issued upon the exercise of the purchase rights represented by this AIR is duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company will take all such reasonable action as may be necessary to assure that the AIR Debenture may be issued as provided herein without violation of any applicable law or regulation.

                                ii. DELIVERY OF CERTIFICATES UPON EXERCISE. Certificates for the AIR Debenture purchased hereunder shall be delivered to the Holder within 3 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this AIR and payment of the principal amount as set forth above ("AIR DEBENTURE DELIVERY DATE"). This AIR shall be deemed to have been exercised on the date the payment of the principal amount is received by the Company. The AIR Debenture shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such security for all purposes, as of the date the AIR has been exercised by payment to the Company of the principal amount and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such security, have been paid.

                                iii. DELIVERY OF NEW AIRS UPON EXERCISE. If this AIR shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the AIR Debenture, deliver to Holder a new AIR evidencing the rights of Holder to purchase the unpurchased AIR Debenture called for by this AIR, which new AIR shall in all other respects be identical with this AIR.

                                iv. RESCISSION RIGHTS. If the Company fails to deliver to the Holder a certificate or certificates representing the AIR Debenture pursuant to this Section 2(e)(iv) by the AIR Debenture Delivery Date, then the Holder will have the right to rescind such exercise.

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                                v.      CHARGES, TAXES AND EXPENSES. Issuance of
                        certificates for AIR Debentures shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; PROVIDED, HOWEVER, that in the event certificates for AIR Debentures are to be issued in a name other than the name of the Holder, this AIR when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

                                vi. CLOSING OF BOOKS. The Company will not close its records in any manner which prevents the timely exercise of this AIR, pursuant to the terms hereof or the conversion of the AIR Debentures pursuant to the terms hereof.

        SECTION 3.      NOTICE AND FUNDAMENTAL TRANSACTIONS.

                a) NOTICE OF CERTAIN EVENTS. If (A) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (B) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the AIR Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange. The Holder is entitled to exercise this AIR during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

                b) ABLE ENERGY TRANSACTION. If, at any time while this AIR is outstanding, the Company effects the Able Energy Transaction, then, upon any subsequent exercise of this AIR the Holder shall have the right to receive upon exercise of the AIR, the securities of Able Energy required to be exchanged for the Debentures pursuant to Section 4.9 of the Purchase Agreement ("ALTERNATIVE SECURITIES"). To the extent necessary to effectuate the foregoing provisions, Able Energy shall issue to the Holder a new additional investment right consistent with the foregoing provisions and evidencing the Holder's right to exercise such additional investment right ultimately into Alternate Securities. The terms of any agreement pursuant to which the Able Energy Transaction is effected shall include

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        terms requiring Able Energy to comply with the provisions of this paragraph (b) and insuring that this AIR (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to the Able Energy Transaction.

        SECTION 4.      TRANSFER OF AIR.

                a) TRANSFERABILITY. Subject to compliance with any applicable securities laws and to the provisions of Section 4.1 of the Purchase Agreement, this AIR and all rights hereunder are transferable, in whole or in part, upon surrender of this AIR at the principal office of the Company, together with a written assignment of this AIR substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new AIR or AIRs in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new AIR evidencing the portion of this AIR not so assigned, and this AIR shall promptly be cancelled. An AIR, if properly assigned, may be exercised by a new holder for the purchase of AIR Debentures without having a new AIR issued.

                b) NEW AIRS. This AIR may be divided or combined with other AIRs upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new AIRs are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new AIR or AIRs in exchange for the AIR or AIRs to be divided or combined in accordance with such notice.

                c) AIR REGISTER. The Company shall register this AIR, upon records to be maintained by the Company for that purpose (the "AIR REGISTER"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this AIR as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

                d) TRANSFER RESTRICTIONS. If, at the time of the surrender of this AIR in connection with any transfer of this AIR, the transfer of this AIR shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this AIR, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1),
        (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

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        SECTION 5.      MISCELLANEOUS.

                a) TITLE TO THE ADDITIONAL INVESTMENT RIGHT. Prior to the Termination Date and subject to compliance with applicable laws and
        Section 4 of this AIR, this AIR and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this AIR together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

                b) NO RIGHTS AS SHAREHOLDER. This AIR does not entitle the Holder to any voting rights or other rights as a shareholder of the Company. Upon the surrender of this AIR and the payment of the aggregate principal, the AIR Debentures so purchased shall be and be deemed to be issued to such Holder as the record owner of such Debentures as of the close of business on the later of the date of such surrender or payment.

                c) LOSS, THEFT, DESTRUCTION OR MUTILATION OF AIR. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this AIR or any certificate relating to the AIR Debentures, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the AIR, shall not include the posting of any bond), and upon surrender and cancellation of such AIR or certificate, if mutilated, the Company will make and deliver a new AIR or certificate of like tenor and dated as of such cancellation, in lieu of such AIR or certificate.

                d) SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

                e)      AUTHORITY.

                        The Company further covenants that its issuance of this
                AIR shall constitute full authority to its officers who are charged with the duty of executing certificates to execute and issue the necessary certificates for the AIR Debentures upon the exercise of the purchase rights under this AIR. The Company will take all such reasonable action as may be necessary to assure that such AIR Debentures may be issued as provided herein without violation of any applicable law or regulation.

                        Except and to the extent as waived or consented to by
                the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this AIR or the AIR Debentures, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as

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                may be necessary or appropriate to protect the rights of Holder as set forth in this AIR and the AIR Debenture against impairment. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable AIR Debentures upon the exercise of this AIR, and (b) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this AIR and the AIR Debentures.

                        Before taking any action which would result in an
                adjustment in the AIR Debentures for which this AIR is exercisable, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                        The Company shall take any and all actions and execute
                any and all documents reasonably required by the Holder to insure that the liens on the real and personal property of All American, Yosemite Development Corp. and Mountainside Development, LLC (the "BORROWERS") as granted pursuant to the Loan Documents and the pledge granted pursuant to the Pledge Documents are modified and extended to secure the obligations of the Company under the AIR Debenture.

                f) JURISDICTION. All questions concerning the construction, validity, enforcement and interpretation of this AIR shall be determined in accordance with the provisions of the Purchase Agreement.

                g) RESTRICTIONS. The Holder acknowledges that the AIR Debentures acquired upon the exercise of this AIR, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                h) NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this AIR, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                i) NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

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                j)      LIMITATION OF LIABILITY. No provision hereof, in the
        absence of any affirmative action by Holder to exercise this AIR or purchase AIR Debentures, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder, whether such liability is asserted by the Company or by creditors of the Company.

                k) REMEDIES. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this AIR. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this AIR and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                l) SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this AIR and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this AIR are intended to be for the benefit of all Holders from time to time of this AIR and shall be enforceable by any such Holder or holder of AIR Debentures.

                m) AMENDMENT. This AIR may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                n) SEVERABILITY. Wherever possible, each provision of this AIR shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this AIR shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this AIR.

                o) HEADINGS. The headings used in this AIR are for the convenience of reference only and shall not, for any purpose, be deemed a part of this AIR.


                              ********************



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        IN WITNESS WHEREOF, the Company has caused this AIR to be executed by its officer thereunto duly authorized.


Dated: January ___, 2006

                                        ALL AMERICAN PLAZAS, INC.


                                        By:_____________________________________
                                           Name:
                                           Title:






                                       8
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                               NOTICE OF EXERCISE

TO: [_______________

        (1) The undersigned hereby elects to purchase $________ principal amount of AIR Debentures of [____________ pursuant to the terms of the attached AIR and tenders herewith payment of the principal in full, together with all applicable transfer taxes, if any.

        (2) Payment shall take the form of (check applicable box) in lawful money of the United States; or

        (3) Please issue a certificate or certificates representing said AIR Debentures in the name of the undersigned or in such other name as is specified below:

                  ________________________________________

The AIR Debentures shall be delivered to the following:

                  ________________________________________

                  ________________________________________

                  ________________________________________

        (4) ACCREDITED INVESTOR. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ______________________________________________________
SIGNATURE OF AUTHORIZED SIGNATORY OF INVESTING ENTITY: _________________________ Name of Authorized Signatory: __________________________________________________
Title of Authorized Signatory: _________________________________________________
Date: __________________________________________________________________________

                                 ASSIGNMENT FORM

                      (To assign the foregoing AIR, execute
                   this form and supply required information.
                   Do not use this form to exercise the AIR.)


        FOR VALUE RECEIVED, the foregoing AIR and all rights evidenced thereby are hereby assigned to


_______________________________________________ whose address is

________________________________________________________________.


________________________________________________________________

                                          Dated:  ______________, _______


                  Holder's Signature: _____________________________

                  Holder's Address:   _____________________________

                                      _____________________________


Signature Guaranteed: __________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the AIR, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing AIR.